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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of report (Date of earliest event reported)  October 2, 1998
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                            Sky Financial Group,Inc.
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             (Exact Name of Registrant as Specified in Its Charter)

                                      Ohio
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                 (State or Other Jurisdiction of Incorporation)

        33-21296                                      34-1372535
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(Commission File Number)                 (I.R.S. Employer Identification No.)

               221 South Church Street, Bowling Green, Ohio 43402
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                    (Address of principal executive offices)

                                 (419) 327-6300
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              (Registrant's Telephone Number, Including Area Code)

     Citizens Bancshares, Inc., 10 East Main Street, Salineville, Ohio 43945
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         (Former name or former address, if changed since last report.)


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Item 2.           Acquisition or Disposition of Assets
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         On October 2, 1998, the merger of Mid Am, Inc. ("Mid Am") with and into
Citizens Bancshares, Inc. ("Bancshares") (the "Merger") was consummated pursuant to the terms and conditions of an Agreement and Plan of Merger dated as of May 20, 1998 as amended and restated as of August 5, 1998 by and between Mid Am and Bancshares (the "Merger Agreement"). Upon consummation, Bancshares' name as the surviving corporation changed to Sky Financial Group, Inc. ("Sky Financial"). Pursuant to the Merger, all of the issued and outstanding shares of common stock of Mid Am were converted into 0.77 common shares, without par value, of Sky Financial (plus cash in lieu of fractional shares), in accordance with the conversion ratio set forth in the Merger Agreement.

         Mid Am was a bank holding company organized and existing under the laws of the State of Ohio and registered with the Federal Reserve Board pursuant to the Bank Holding Company Act of 1956, as amended. Mid Am was the bank holding company for five bank subsidiaries with a total of 83 banking offices located in western Ohio along the Interstate 75 corridor and in southern Michigan. Mid Am also owned seven financial services subsidiaries which engage in lines of business which are closely related to banking. Through its bank subsidiaries, Mid Am offered a wide range of lending, depository, trust, and related financial services to individual and business customers. Through its financial services subsidiaries, Mid Am offered specialty lending, investment, trust, collection and related financial services to individual and business customers. Mid Am's executive offices were located at 221 South Church Street, Bowling Green, Ohio 43402.

         The above description of the assets acquired and the terms of the Merger are qualified in its entirety by reference to the information contained in the Registration Statement No. 333-60741 on Form S-4, filed in connection with the Merger and declared effective on August 6, 1998.

Item 5.           Other Events
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         On October 2, 1998, the Board of Directors of Sky Financial
reauthorized its common stock repurchase plan, by which Sky Financial may repurchase up to 1.8 million shares of Sky Financial Common Stock over a twelve month period on the open market or in privately negotiated transactions. The buyback program represents a continuation of Mid Am's program in which shares are repurchased for use in future stock dividends and for use in its stock option plans.

Item 7.           Financial Statements and Exhibits
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         Sky Financial hereby files the financial statements and pro forma financial information required pursuant to this Item 7 of Form 8-K with respect to the Merger of Mid Am with and into Bancshares on October 2, 1998:

         (a) Sky Financial hereby incorporates by reference from Mid Am's Annual Report on Form 10-K for the year ended December 31, 1997 the Consolidated Balance Sheets of Mid Am as of December 31, 1997 and 1996 and Mid Am's Consolidated Statements of Income, Changes in Stockholders Equity and Cash Flows for each of the three years in the period ended December 31, 1997.

         (b) The following pro forma financial information giving effect to the Merger submitted herewith and is attached as Exhibit 99 to this Current Report on Form 8-K:

                  (i) Pro Forma Condensed Combined Balance Sheet as of June 30, 1998.



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                  (ii)     Pro Forma Condensed Combined Income Statements for
                           the six months ended June 30, 1998 and June 30, 1997.

                  (iii) Pro Forma Condensed Combined Income Statements for the years ended December 31, 1997, 1996 and 1995.

         (c) Exhibits

Exhibit No.       Exhibit

(2) Amended and Restated Agreement and Plan of Merger, dated August 5, 1998 by and between Citizens Bancshares, Inc. and Mid Am, Inc. is hereby incorporated by reference from Bancshares' Registration Statement on Form S-4 (File No. 333-60741, Exhibit No. 2)

(23)              Consent of PricewaterhouseCoopers LLP

(99.1)            Pro Forma Financial Information

(99.2)            Sky Financial Group, Inc.'s Press Release dated October 15,
                  1998



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               Sky Financial Group, Inc.
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                                                       (Registrant)


Date:  October 15, 1998                By: /s/ Marty E. Adams
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                                           Marty E. Adams, President
                                           and Chief Operating Officer